NAREIT REITWeek Presentation
June 2010
Equity One
®

LOCATION
LOCATION
LOCATION
Forward Looking Statements

Certain matters discussed by Equity One in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.
Factors that could cause actual results to differ materially from current expectations include changes in macroeconomic conditions and the demand for retail space in the states in which
Equity One owns properties; the continuing financial success of Equity One’s current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in
Equity One’s filings with the Securities and Exchange Commission.
This presentation also contains non-GAAP financial measures, including Funds from
Operations, or FFO. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in Equity One’s quarterly supplemental information package which is available on its website at www.equityone.net.

LOCATION
LOCATION
LOCATION
Table of Contents

I. Corporate Overview
II. Management Team
III. Strategic Plan - Past and Present
IV. Asset Management
 A. Portfolio Characteristics
 B. Operational Excellence
 C. Pillars of Asset Management
 D. Capital & Counties
 E. Case Studies
 F. Redevelopment Pipeline
V. Balance Sheet Management
VI. Appendix

LOCATION
LOCATION
LOCATION
Corporate Mission

Our mission is to be the leading owner, operator,
developer and asset manager of neighborhood and
community shopping centers in the most supply
constrained markets of the United States.
Nearly 60% of our portfolio value is derived from South Florida, California, and the Washington DC to Boston corridor. (1)
(1) Portfolio values represent fair values as of 3/31/10 plus Veranda Shoppes and Capital & Counties. Does not include development, redevelopment, land held for development
 (except Westbury land), GRI and DRA properties. Percentage of gross value are pro-forma giving effect to consolidation of Capital & Counties.

LOCATION
LOCATION
LOCATION
7 Targeted Markets

(1) Gross values (GV) represent fair values as of 3/31/10 plus Veranda Shoppes and Capital & Counties. Does not include development, redevelopment, land held for development (except Westbury land), GRI and DRA properties. Percentage of gross value are pro-forma giving effect to consolidation of Capital & Counties.
C&C: $520M
% of GV: 16%
C&C: $80M
% of GV: 2%
Existing: $858M
% of GV: 27%
Existing: $425M
% of GV: 13%
Existing: $359M
% of GV: 11%
Existing: $114M
% of GV: 4%
Existing: $354M
% of GV: 11%

LOCATION
LOCATION
LOCATION
Corporate Overview

• Equity One specializes in the acquisition, asset management, development and redevelopment of quality retail properties located across the United States.
• We own 185 properties in 13 states. (1)
• Our largest markets are: South Florida (35%), North Florida (20%), Atlanta (14%),
 and the Northeast (13%). (2)
• We recently announced the $600M acquisition of Capital & Counties, one of the largest owners of retail real estate in the San Francisco Bay Area.
• Total equity capitalization / total enterprise value as of March 31, 2010: $1.7 billion /
 $2.8 billion.
• Investment grade credit ratings (Baa3/BBB-) from both Moody’s and S&P.
• Management and board have substantial ownership stake and experience:
 – Beneficial ownership: 56.0%. (3)
 – Management team has over 80 years of collective experience.
(1) As of 3/31/10 plus Veranda Shoppes acquired in April 2010.

(2) Ranked by percentage of total estimated fair value as of March 31, 2010 and includes Veranda Shoppes. Does not include JV properties.

(3) Beneficial ownership of current executive officers and directors as of 3/15/10 in accordance with rules of the SEC and including options exercisable within 60 days. Beneficial ownership: Chaim Katzman 49.9% and Nathan Hetz 5.0%.

LOCATION
LOCATION
LOCATION
Equity One is led by a dedicated and
disciplined management team

Jeffrey Olson
CEO / Director
Thomas Caputo
President
Mark Langer
CFO and CAO
Arthur Gallagher
EVP, General
Counsel
• Mr. Olson is responsible for all aspects of our business operations and growth strategy.
• Prior to joining Equity One in 2006, Mr. Olson served as President of the Eastern and Western shopping center regions of Kimco Realty Corporation, the largest shopping center REIT in the US.
• Mr. Olson has over 20 years of industry experience serving in a variety of operations, acquisitions, finance and accounting functions at UBS, CIBC, Salomon Brothers, The Mills Corporation, and The Reznick Group (accounting, tax, and advisory services).
• Mr. Caputo is responsible for leasing, acquisitions, dispositions, property management, and our investment management program.
• Prior to joining Equity One in 2008, Mr. Caputo was an Executive Vice President at Kimco where he headed the acquisition group and portfolio management program.
• Previously, he was a principal with RREEF, a pension fund advisor, overseeing nationwide retail acquisitions and dispositions and was a member of its investment committee.
• Mr. Langer is responsible for all finance and accounting functions and joined Equity One in 2008.
• Prior to joining Equity One, he had been with Johnson Capital Management, an investment advisor, since 2000 where he served as the Chief Operating Officer overseeing all infrastructure and administrative functions.
• Previously, he was an audit partner at KPMG LLP where he was also responsible for recruiting, employee training and practice development programs.
• Mr. Gallagher is responsible for the Company’s legal, transactional and regulatory affairs, including corporate governance, real estate acquisitions and dispositions, corporate and capital transactions, SEC compliance and litigation issues.
• Previously, he was with the law firms of Simpson Thacher & Bartlett, New York City, and Greenberg Traurig, P.A.,
 Miami.
Lauren Holden
VP - Portfolio
Management
• Ms. Holden is responsible for portfolio management functions including Equity One’s acquisition and disposition efforts.
 In addition, Ms. Holden is in charge of the leasing and property management of Equity One’s Northeast portfolio.
• Prior to joining Equity One in 2008, Ms. Holden was a Senior Portfolio Manager at Kimco Realty Corporation.
• Previously, she was part of the investment banking group at Banc of America Securities.

LOCATION
LOCATION
LOCATION
Equity One is led by a dedicated and
disciplined management team

Leasing
Laura Lynch
Kevin Buth
Bob Mitzel
Development/Construction
Mike Berfield
Bob Malagon
Ken Choquette
Property Management
Ken Miller
Joe Lopez
Legal Leasing
Brent Levison
Asset Management
Lauren Holden
Sara Lev
Andrea Drasites
Accounting/Finance
Angie Valdes
Keith Lavery
Adrienne Kelley
Acquisitions
Daniel Lovitz
Brad Kritzer
IT
Ivan De Moya

LOCATION
LOCATION
LOCATION
2006 Strategic Plan

Upgrade Portfolio
Quality
Decrease
Development
Exposure
Strengthen
Balance Sheet
Improve Access
to Capital
• Sold over $700M of lower tier assets prior to market downturn.
• Exited Texas and reduced exposure to other non-core markets.
• Purchased over $350M of A quality assets in South Florida (Airpark Plaza, Coral Reef,
 Sunset I & II, Concord, Gateway Plaza at Aventura, Veranda Shoppes), Atlanta
 (Buckhead Station), Long Island (Westbury + land), and Connecticut (Copps Hill Plaza).
• Identified additional target markets in the Northeast and on the West Coast.
• Completed existing project starts and limited development starts.
• Reduced overhead related to development team.
• Reduced capital commitments by limiting approved development projects.
• Reduced debt to undepreciated assets from 47.8% (12/31/06) to 44.4% (3/31/10).
• Completed three equity offerings totaling $280M (Q3 2008, Q2 2009 and Q1 2010).
• Raised $590M in long-term debt (6.2% average rate) to extend maturities.
Initiative
Status
• Formed over $275M in joint venture partnerships with CalPERS and DRA Advisors.
• In October 2008, recast $227M line of credit (expires October 2012 (1)) at L+140bps.
• In February 2010, expanded LOC commitments bringing total capacity to $272M.
(1) Includes 1-year extension option.

LOCATION
LOCATION
LOCATION
Positive Market Response

(1) Source: Bloomberg, 26 May 2010.
Total Returns Since August 6, 2006 (1)

Acadia	-11.5%
Cedar	-48.7%
Developers Diversified	-74.4%
Federal Realty	9.5%
Kimco	-57.9%
Ramco-Gershenson	-54.5%
Regency	-33.3%
Saul Centers	2.9%
Weingarten	-36.1%
Average	-33.8%

Equity One	-9.4%
EQY Outperformance	2,434 bps

LOCATION
LOCATION
LOCATION
2010 Strategic Plan

Operational
Excellence
Creative
Development
• Focus on fundamentals - continue to improve all aspects of leasing process
• Maximize the value of existing assets through aggressive leasing efforts and effective property management / cost containment
• Adopt consistent standards and vendor review procedures at all centers
• Maintain quality balance sheet / financial discipline
• Keep targeted leverage ratio of 40-45%
• Net Debt to EBITDA goal of 6.5
• Extend debt maturity profile
• Maintain access to multiple sources of capital
• Upgrade portfolio quality through accretive acquisitions
• Focus on supply constrained markets in targeted areas
• Reduce concentration in the Southeast
Initiative
Strategy
Balance Sheet
Management
Strategic
Acquisitions
• Build a pipeline of urban infill development and redevelopment properties that represents 10% of total asset value
• Increase ownership concentration in targeted markets through accretive development projects

LOCATION
LOCATION
LOCATION
Recent Transactions

• Announced the acquisition of Capital & Counties for $600M at a 7% pro forma cap rate.
• Acquired Westbury Plaza in Long Island for $103.7M at an 8% cap rate and the adjacent
 22 acre land parcel for $24.5M.
• Acquired majority control of DIM Vastgoed in 1Q09 in a stock-for-stock transaction.
 Increased stake to 95.5% during 2010 via tender offer and additional purchases.
• Acquired Copps Hill Plaza (Ridgefield, Connecticut) for $33.4M, Veranda Shoppes
 (Plantation, Florida) for $11.7M, and Gateway Plaza at Aventura (Aventura, FL) for
 $8.0M.
• Purchased the Chevron fuel station adjacent to EQY’s Banco Popular (North Miami
 Beach, FL) for $2.0M, the outparcel adjacent to EQY’s Coral Reef Shopping Center
 (Palmetto Bay, FL) for $1.0M, and the outparcel adjacent to EQY’s Ryanwood Square
 (Vero Beach, FL) for $325K.
• In February 2010, we completed a $98.9 million equity offering in a bought transaction and a concurrent private placement at a net price of $18.31/share.

LOCATION
LOCATION
LOCATION
 (1) Excludes EQY developments/redevelopments, non-retail properties, land held, EQY joint ventures and DIM Vastgoed properties. NOI is Cash NOI and includes management fee expense.

 (2) Demographics as of March 31, 2010. Includes Veranda Shoppes and Capital & Counties. Exclude EQY development/redevelopments, non-retail properties, land held, and joint venture properties.

 (3) Source: SNL.

 (4) Occupancy for EQY core portfolio and DIM.

Our portfolio is focused on necessity-based
consumer spending

• We are an owner and operator of grocer-anchored neighborhood shopping centers. As of
 March 31, 2010, 75% of our NOI was derived from core properties that have a grocery store or drug store.(1)
• Our properties are primarily found in in-fill markets and well-located mature trade areas with healthy demographics (2):
 – 3-Mile average population density: 90,794
 – 3-Mile average household income: $80,117 ($54,719 national average (3))
• Portfolio positioned to generate stable cash flows in a challenged operating environment:
 – Three of our top five tenants are grocers.
 – Percentage rent accounts for less than 1% of our rental income.
 – Occupancy as of March 31, 2010 was 90.3%.(4)
 – No more than 13% of lease rollover in any year for each of the next five years.

LOCATION
LOCATION
LOCATION
Tenant Concentration
as of March 31, 2010

Note: Figures as of March 31, 2010. Excludes EQY developments, non-retail properties, EQY joint ventures and DIM Vastgoed properties.
(1) Ratings as of March 31, 2010. Source: CreditRiskMonitor.

LOCATION
LOCATION
LOCATION
Operational Excellence

• We are committed to maximizing the value of our existing centers through aggressive leasing efforts, attentive property management, and property enhancements.
• Our leasing efforts involve staying very close to the market with weekly executive team calls and frequent canvassing combined with incentives utilized to drive results.
• Our tenant relations team carefully monitors credit risk and regularly performs portfolio reviews with all major retailers to assess opportunities and strengthen relationships.
• We are allocating increased internal resources toward collection efforts.
• We have rebid our largest property management contracts in an effort to reduce expenses.
• We are committed to continue investing in our properties when many other landlords are not in a position to do so.

LOCATION
LOCATION
LOCATION
Intensive Asset Management
Expand Space &
Term of Anchor
Tenant(s)
New Anchor
Or Major
Tenant
Acquire
Adjacent
Site/Space
Renovate All/
Part of Center
Expand
Center
Expense
Control

LOCATION
LOCATION
LOCATION
Capital & Counties - Executive Summary

• We have entered into an agreement to acquire Capital and Counties USA Inc. (C&C USA) through a joint venture with its parent company, Capital Shopping Centres Group PLC.
• All-stock transaction valued at approximately $600M (proforma cap rate is 7%)
 • Capital Shopping Centres will receive 4.1M shares of EQY common stock and 10.9M joint venture units. (1)
 • EQY will assume approximately $330M of mortgage debt, including its proportionate share of debt held by its joint ventures, with a weighted average interest rate of 5.7%.
• “A” quality portfolio - 15 properties in California totaling 2.6M square feet
 • 70% of the transaction value consists of retail assets
 • Retail portfolio is concentrated in the San Francisco Bay Area and includes: Serramonte Shopping Center in
 Daly City, Plaza Escuela in Walnut Creek, The Willows Shopping Center in Concord, 222 Sutter Street in San
 Francisco, and The Marketplace Shopping Center in Davis.
 • The retail portfolio was 83% leased as of April 30, 2010. When including several major leases recently executed or currently under letter of intent, the retail portfolio occupancy rate increases to 93%.
 • The average population density within a 3-mile ring of the retail properties is 180,848 people and the average household income is $87,688.
• We intend to dispose of a majority of the non-core assets.
• Expected to close late in the third quarter of 2010.
• Expected to be modestly accretive to funds from operations in the first year prior to transaction expenses and non-
 cash purchase accounting adjustments.
(1) Capital Shopping Centres may redeem its units in the joint venture for Equity One common stock on a one-for-one basis or cash, at Equity One’s option.

LOCATION
LOCATION
LOCATION
Capital & Counties

LOCATION
LOCATION
LOCATION
Equity One Becomes One of the Largest
Retail Property Owners in Bay Area

A. Serramonte Shopping Center
B. Plaza Escuela
C. The Willows Shopping Center
D. 222 Sutter Street
E. The Marketplace Shopping Center
Serramonte Shopping Center
222 Sutter Street
The Marketplace Shopping Center
Plaza Escuela
The Willows Shopping Center

LOCATION
LOCATION
LOCATION
Serramonte Shopping Center - Ideally
Positioned for Further Development

LOCATION
LOCATION
LOCATION
Plaza Escuela - Centrally Located in a
Prime, High-End Retail Market

LOCATION
LOCATION
LOCATION
The Willows Shopping Center - Concord, CA

LOCATION
LOCATION
LOCATION

LOCATION
LOCATION
LOCATION
Davis Marketplace - Defensive Asset in High
Barrier to Entry Market

LOCATION
LOCATION
LOCATION
Non-Core Assets

Parnassus Heights Medical Center
Danville-San Ramon Medical Center
The Senator Office Building
Park Plaza
625 Third Street
Trio Apartments / 595 Colorado Boulevard
Pacific Financial
Center

LOCATION
LOCATION
LOCATION
Case Study #1
Westbury Overview

Location:  Westbury, NY
Closed:  October 29, 2009
Cost:  $103.7M
Cap rate:  8%
Size: 398,602 square feet
Anchors:  Costco, Wal-Mart and
  Sports Authority
(1) Source: Applied Geographic Solutions / TIGER Geography 07/08.
Westbury Plaza
Development Parcel
Demographics (1):  3-mile  5-mile
 Population:    152,426  418,640
 Household income: $101,853 $114,235
Location:   Westbury, NY
Closed:   November 16, 2009
Cost:   $24.5M
Size:  22 acres
Current zoning:  Allows for retail
   development as-of-right
Site Summary:  Former Avis site sits
   adjacent to Westbury
   Plaza, less than one mile
   from Roosevelt Field, and
   benefits from over 1,000
   feet of frontage along Old
   Country Road.

LOCATION
LOCATION
LOCATION
Case Study #1
Westbury Aerial

LOCATION
LOCATION
LOCATION
Case Study #1
Westbury Preliminary Rendering

LOCATION
LOCATION
LOCATION
Case Study #1
Westbury Preliminary Site Plan

LOCATION
LOCATION
LOCATION
Case Study #1
Westbury Land

LOCATION
LOCATION
LOCATION
Case Study #2
Sheridan Plaza, Hollywood, FL

After
Before
Project Summary:
Replaced an old,
underperforming AMC
Theater and five
adjacent tenants
totaling 11,663 sf with a
new 102,666 sf two-
story Kohl’s. Relocated
inline Starbucks and
Eastern Financial to
vacant outparcel.
Created new outparcel
ground leased to TD
Bank. Replaced
Conine’s with Azteca
Mexican Restaurant.

LOCATION
LOCATION
LOCATION
Case Study #3
Wesley Chapel Crossing, Decatur, GA

After
Before
Project Summary:
Leased 50,000 sf to Corinthian College
(they operate as Everest Institute) for
the former Wal-Mart box. Executed new
lease with Little Giant, a local grocery
store operator, for the former Ingles
space (32,000 sf). Tenant is expected
to open in April 2010. Since Corinthian
College has opened, demand for space
has increased significantly and we have
interest from several national tenants for
the remaining 30,000 sf of the former
Wal-Mart space.
After

LOCATION
LOCATION
LOCATION
Case Study #4
Outparcel Acquisitions/Additions

Concord Shopping Plaza
Shops at Skylake / Banco Popular
Project Summary:
Maximize GLA by acquiring adjacent outparcels
and upgrading tenant mix.
Concord Shopping Plaza: Acquired the
adjacent parcel and replaced a vacant former
gas station with a new TD Bank.
Shops at Skylake / Banco Popular: Acquired
the adjacent parcel and replaced a Chevron gas
station with a new TD Bank.

LOCATION
LOCATION
LOCATION
Redevelopment Pipeline

Our goal is to build a development and redevelopment pipeline that represents approximately 10% of our total asset value by 2012.
Active Redevelopments
• Westbury - Currently in the predevelopment
 stages and have already identified over a dozen
 retailers interested in entering this market or
 relocating an existing store to our site.
• South Beach Regional - Executed lease with
 Staples for old Hooters space
• Pavilion - Executed lease with LA Fitness for
 Publix space
• Banco Popular - Purchased adjacent parcel.
 Replaced Chevron gas station with a new TD
 Bank
• Concord Shopping Plaza - Purchased adjacent
 parcel. Replaced vacant gas station with a new
 TD Bank
Under Evaluation:
• Boca Village
• Coral Reef
• Dolphin Village
• El Novillo
• Hammocks
• Middlebeach
• North Village Center
• Piedmont Peachtree Crossing
• Pointe Royale
• Shops at Skylake
• Star’s at Cambridge
• Star’s at Quincy
• Summerlin
• Young Circle

LOCATION
LOCATION
LOCATION
We maintain a healthy balance sheet with modest
leverage, ample liquidity, and investment-grade metrics

• Key leverage ratios:
 – Net debt to total market cap as of March 31, 2010: 41.1%.
 – Net Debt to Gross Real Estate & Securities as of March 31, 2010: 45.4%.
 – Net Debt to EBITDA of 6.7X as of March 31, 2010.
 – EBITDA to interest expense coverage of 2.2X as of March 31, 2010.
 – Weighted average term to maturity for our total debt of 5.4 years as of March 31, 2010.
Q1 2010 Leverage (Total Debt + Preferred / Gross Assets)
Source: Company filings.

LOCATION
LOCATION
LOCATION
• We maintain a manageable debt maturity schedule with limited maturities through 2015.
Current Liquidity Position

Note: Debt Maturity Schedule and weighted average interest rates as of 03/31/10. Includes scheduled principal amortization. Credit facilities are shown as due on the initial maturity dates, though certain extension options may be available.
In Millions
• Growing unencumbered asset base through maturing low LTV secured debt.
• Strong lending relationships with both traditional banks and life insurance companies.
• Demonstrated access to the public markets.
In Millions
7.9%
7.3%
5.3%
6.3%
6.2%
7.0%

LOCATION
LOCATION
LOCATION
Investment Thesis

Well-located, high quality, and productive grocery-anchored
shopping centers with an intensive focus on asset management
A management team who has proven to be
effective allocators of capital
Investment strategy focused on identified core markets leading to an upgrade in portfolio quality and further geographic diversity
We are a premier operator positioned for growth
A healthy financial structure including a strong balance sheet, modest leverage and ample liquidity